SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 11, 2006

STATE BANCORP, INC.
(Exact name of registrant as specified in its charter)

    New York                                   0-14874          11-2846511
(State or other jurisdiction of             (Commission    (I.R.S. Employer
incorporation or organization)                 File Number)    Identification No.)

699 Hillside Avenue, New Hyde Park, NY    11040-2512
(Address of principal executive offices)      (Zip Code)

Registrant's telephone number including area code:  (516) 437-1000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On December 11, 2006, the Company responded to a letter dated November 14, 2006 from PL Capital, LLC regarding the appointment of Thomas M. O’Brien as President and COO of the Company and its subsidiary, State Bank of Long Island. A copy of the letter from PL Capital, LLC is attached to this Current Report as Exhibit 99.1 and a copy of the Company’s response is attached to this Current Report as Exhibit 99.2.

Exhibit 99.2 may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “may,” “could,” “should,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “intend,” “plan,” “project,” “is confident that” and similar expressions are intended to identify these forward-looking statements. These forward-looking statements involve risk and uncertainty and a variety of factors could cause the Company’s actual results and experience to differ materially from the anticipated results or other expectations expressed in these forward-looking statements. The Company’s ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors that could have a material adverse effect on the operations of the Company and its subsidiaries include, but are not limited to, changes in: market interest rates, general economic conditions, legislative/regulatory changes, monetary and fiscal policies of the U.S. Government, the quality and composition of the loan or investment portfolios, demand for loan products, deposit flows, competition, demand for financial services in the company’s primary trade area, litigation, tax and other regulatory matters, accounting principles and guidelines, and other economic, competitive, governmental, regulatory and technological factors affecting State Bancorp’s operations, pricing and services.

The information in this Item 7.01, including Exhibits 99.1and 99.2 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in this Item 7.01, including Exhibit 99.1 and 99.2, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended or the Exchange Act, regardless of any incorporation by reference language in any such filing.

Item 9.01. Financial Statements and Exhibits

Exhibits

Exhibit Number	Description
99.1 99.2	Letter dated November 14, 2006 from PL Capital, LLC Response of the Company dated December 11, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STATE BANCORP, INC.

DATE: December 11, 2006

By: /s/ Brian K. Finneran
           Brian K. Finneran, Secretary/Treasurer